                                                                  EXHIBIT 10.19


QCC Standard Private Line



                        QWEST COMMUNICATIONS CORPORATION
                         PRIVATE LINE SERVICES AGREEMENT



        This Private Line Services Agreement, having Service Agreement No. PL-0000346-9710-01-01 is entered into as of October 10, 1997 (the "EFFECTIVE DATE"), by and between Qwest Communications Corporation, a Delaware corporation ("QWEST"), and CRL Network Services. Inc., a California corporation ("CUSTOMER").

1.      INCORPORATION OF DOCUMENTS AND CONTROLLING PROVISIONS:

1.1     This Service Agreement, together with (a) Service Orders (as defined in
        Section 2.1 of this Service Agreement) accepted by Qwest pursuant to the terms hereof, and (b) schedules and exhibits incorporated herein by reference ("EXHIBITS"), shall be referred to collectively herein as this "AGREEMENT." In the event of any conflict between the provisions of this Service Agreement and the terms of any Service Order(s) and/or Exhibit(s), the conflict shall be resolved by reference to said documents in the following order of priority of interpretation (except as is otherwise specifically provided in this Service Agreement or in any Exhibits): (a) any Service Order(s); (b) any Exhibit(s), with reference to the same in order of attachment to this Service Agreement; and (c) this Service Agreement. Notwithstanding the foregoing, no provision or term of any Service Order or Exhibit shall be a part of this Agreement or binding on Qwest unless and until such Service Order or document has been executed by an authorized representative of Qwest.

1.2 If any provision of this Agreement conflicts with any statute, rule or order of any governmental unit or regulatory body, or tariff filed by Qwest, then, if required by law, this Agreement shall remain in effect but shall be automatically modified by such conflicting law, statute, rule, order or tariff, subject to the termination rights granted herein.

2.      SERVICES TO BE PROVIDED BY QWEST:

2.1 Telecommunications capacity, and related ancillary services (the "FACILITY" or "FACILITIES") available from Qwest are identified in the Service and Pricing Exhibit attached hereto as EXHIBIT "A," which is incorporated by this reference (the "SERVICE AND PRICING EXHIBIT"). Facilities requested by Customer shall be requested on Qwest's service order forms in effect from time to time (hereafter, any such order is a "SERVICE ORDER(S)"). Each Service Order shall reference this Agreement by Service Agreement Number and shall become a part of this Service Agreement when executed by a duly authorized representative of Qwest. Qwest reserves the right to reject any Service Order.

2.2 Upon acceptance by Qwest of a duly executed Service Order during the Term (as defined in Section 4.3 of this Service Agreement) of this Agreement, Qwest shall provide to Customer those Facilities identified in the Service Order.


----------
Certain portions of this document in the price information of Section 3.1 of Exhibit A (Service and Pricing Exhibit) and the price information in the service orders have been omitted and filed separately with the Securities and Exchange Commission based on a request for confidential treatment with respect to the omitted portions.


                              Qwest Communications

QCC Standard Private Line



3.      OBLIGATIONS OF CUSTOMER:

3.1     Customer shall perform those duties outlined in the Service and Pricing
        Exhibit in addition to those described herein and in any Service
        Order(s).

3.2 Customer shall have sole responsibility for installation, testing and operation of the Interconnection Facilities (as defined in Section 1.4 of the Service and Pricing Exhibit), and any services and equipment other than those Facilities specifically provided by Qwest under this Agreement.

3.3 Customer shall fully comply with all laws, regulations and authorities including, but not limited to, those outlined in Section 9 of this Service Agreement.

4.      TERM:

4.1 This Agreement shall be effective between the parties as of the date first written hereon. The initial term (the "INITIAL TERM") of this Agreement shall expire three (3) years from the date of execution hereof, unless either party earlier terminates this Agreement in the manner provided herein.

4.2 Upon the expiration of the Initial Term, if Customer is not then in default hereunder, the term of this Agreement shall be renewed automatically on a month-to-month basis (hereafter, the "RENEWAL TERM") unless and until an Amendment is executed by both parties extending the Renewal Term, or either party terminates this Agreement in the manner provided herein.

4.3 The Initial Term and Renewal Term are sometimes referred to together herein as the "TERM."

4.4 Notwithstanding anything to the contrary in this Section 4, if the Facility Minimum Service Term (as set forth in Section 4.3 of the Service and Pricing Exhibit) for a Facility or Facilities extends beyond the expiration of the Term of this Agreement, then this Agreement shall continue in effect until the expiration or termination of the applicable Facility Minimum Service Term, but only as to the Facility or Facilities so affected, and subject to the termination rights of Qwest and Customer under Section 8 of this Service Agreement.

5.      CHARGES AND PAYMENT:

5.1 Charges for the Facilities shall be determined according to the Service and Pricing Exhibit except as is otherwise specifically provided in this Agreement.

5.2 Recurring charges shall be invoiced by Qwest on a monthly basis in advance and non-recurring charges shall be invoiced in arrears. If the Start of Service Date (as defined in Section 2.1 of the Service and Pricing Exhibit) for any Facility falls on other than the first day of any month, the first invoice to Customer shall consist of: (1) the pro-rata portion of




                              Qwest Communications
        the applicable monthly charge covering the period from the Start of Service Date to the first day of the subsequent month, and (2) the monthly charge for the following month. Qwest may, in its sole discretion, prior to delivering the first invoice to Customer, elect to require that Customer make a security deposit amount equal to one (1) month's recurring charges for the Facility or Facilities. If a deposit is made, it shall be held by Qwest until termination of this Agreement, at which time Qwest may apply the deposit, at its option, either against the last month of charges due hereunder prior to termination of this Agreement, or against any other amounts owing to Qwest under this Agreement.

5.3 Customer shall make all payments due hereunder within thirty (30) days after the date of Qwest's invoice. If any amount due under this Agreement is not received by the due date, in addition to its other remedies available hereunder, Qwest may in its sole discretion: (a) impose a late payment charge of the lower of 1.5% per month or the highest rate legally permissible (such late charge shall be payable upon demand by Qwest); and/or (b) require the prepayment of up to two (2) months of recurring charges as a condition of the continued availability of the Facilities, which prepayment shall be held and applied against the last two (2) months of charges hereunder prior to termination of this Agreement. Notwithstanding anything in this Agreement to the contrary, no payment due hereunder is subject to reduction, set-off or adjustment of any nature by Customer, except as is specifically provided in Section 5 of the Service and Pricing Exhibit regarding Outage Credits. In no event shall the malfunction or non-operation of Customer's Interconnection Facilities (including local access when Customer is responsible there for) relieve Customer of its obligation to pay for the Facilities.

5.4 All disputes or requests for billing adjustments must be submitted in writing and submitted with payment of undisputed amounts due. Any amounts which are determined by Qwest to be in error or not in compliance with this Agreement shall be adjusted on the next month's invoice. Any disputed amounts which are deemed by Qwest to be correct as billed and in compliance with this Service Agreement, shall be due and payable by Customer, upon notification and demand by Qwest, along with any late payment charges which Qwest may impose pursuant to Section 5.3 above. Disputes shall not be cause for Customer to delay payment of the undisputed balance to Qwest according to the terms outlined in Section
        5.3 above.

5.5 Invoices submitted to Customer by Qwest shall conform to Qwest's standard billing format and content, as modified by Qwest from time to time.

5.6 Any applicable federal, state, or local taxes, and all use, sales, commercial, gross receipts, privilege or other similar taxes or license fees, whether charged to or against Qwest or Customer, with respect to the Facilities provided by Qwest, as well as any other imposition by any governmental authority which has the effect of increasing Qwest's cost of providing the Facilities, shall be payable by Customer in addition to the other charges set forth in this Agreement.




                              Qwest Communications

QCC Standard Private Line



6.      EVENTS OF DEFAULT:

6.1 A "DEFAULT" shall occur if: (a) Customer fails to make any payment required to be made by it under this Agreement and any such failure remains uncorrected for five (5) business days after the date such payment was due; (b) either party fails to perform or observe any material term or obligation (other than making payment) contained in this Agreement, and any such failure remains uncorrected for thirty (30) calendar days after written notice from the non-defaulting party informing the defaulting party of such failure (except for a Default by Customer under Section 9.2 of this Service Agreement, which shall require no advance written notice); (c) Customer breaches its obligations to Qwest in any other agreement, including but not limited to, agreements for switched access services, Media Express services or any collocation agreements; or (d) there is an Adverse Material Change (as defined in Section 6.2 of this Service Agreement) in Customer's creditworthiness.

6.2 For purposes of Section 6.1 of this Service Agreement, an Adverse Material Change in Customer's creditworthiness shall include, but not be limited to: (a) failure of Customer to make full payment of charges due hereunder on or before the date due on three (3) or more occasions during any period of twelve (12) months, or Customer's failure to make such payment on or before the date due in any two (2) consecutive months; (b) acquisition of Customer (whether in whole or by majority or controlling interest) by an entity which is insolvent, which is subject to bankruptcy or insolvency proceedings, which owes past due amounts to Qwest or any entity affiliated with Qwest, or which presents a materially greater credit risk than Customer; or (c) Customer's being subject to or having filed for bankruptcy or insolvency proceedings, or the legal insolvency of Customer.

6.3 Notwithstanding Section 6.1 of this Service Agreement, the failure of any particular circuit or number of circuits to comply with the Specifications (as that term is defined in Section 2.1 of the Service and Pricing Exhibit) shall not be deemed a Default by Qwest, but may obligate Qwest to provide Customer with Outage Credits, as provided in
        Section 5 of the Service and Pricing Exhibit.

7.      REMEDIES FOLLOWING DEFAULT:

7.1 If Customer is in Default, Qwest may, in addition to any other remedies it has under this Agreement or under the law: (a) suspend its performance under this Agreement without the requirement of any further notice to Customer, until Customer has remedied all breaches of this Agreement and paid in full all charges then due, including any late fees specified herein plus, at Qwest's option, the prepayment of up to two
        (2) months recurring charges, as is specified in Section 5.3 of this Service Agreement; (b) condition provision of Facilities or acceptance of a Service Order on Customer's assurance of payment and compliance with this Agreement, which may be in the form of a deposit or such other means as is required by Qwest to establish assurance of payment and compliance: or




                              Qwest Communications

QCC Standard Private Line



        (c) terminate this Agreement by providing written notice to Customer in the manner provided in Section 8.2 of this Service Agreement.

7.2 If Qwest is in Default, Customer may, in addition to any other remedies it has under this Agreement or under the law, terminate this Agreement in the manner provided for in Section 8.1 of this Service Agreement, but may not withhold or suspend its own performance.

8.      TERMINATION:

8.1 Customer may terminate this Agreement: (a) effective upon written notice to Qwest, if Qwest is in Default (as provided in Section 7.2 of this Service Agreement); (b) effective upon thirty (30) calendar days prior written notice. if any material rate or term contained herein and relevant to the affected Facilities is materially changed by order of the highest court of competent jurisdiction to which the matter is appealed, the Federal Communications Commission, or other local, state or federal government authority; or (c) effective upon thirty (30) calendar days prior written notice, with or without cause, following the expiration of the Initial Term.

8.2 Qwest may terminate this Agreement: (a) effective upon written notice to Customer, if Customer is in Default (as provided in Section 7.1 of this Service Agreement); (b) effective upon thirty (30) days prior written notice, with or without cause, following the expiration of the Initial Term; or (c) effective immediately and without any advance written notice, if Qwest does not maintain or loses any required regulatory or other governmental authorizations to provide the Facilities, as described in Section 9.1 of this Service Agreement; following a Default by Customer under Section 9.2 of this Service Agreement; or if Customer makes an unauthorized Transfer under Section 12.1 of this Service Agreement.

8.3 Customer may terminate the affected portion or portions of a Service Order or Service Orders: (a) upon ten (10) calendar days prior written notice following failure of performance, in the manner and subject to
        Section 10.2 of this Service Agreement or Section 1.2 of the Service and Pricing Exhibit; or (b) following thirty (30) calendar days prior written notice, following an increase in prices by Qwest as to a particular Facility or Facilities, in the manner and subject to Section
        3.2 of the Service and Pricing Exhibit. Any termination of a Service Order of Service Orders shall not affect any remaining Service Orders, and shall not constitute a termination of this Agreement.

9.      GOVERNMENTAL AUTHORITY:

9.1 Customer acknowledges that the obligation of Qwest to provide the Facilities to Customer is subject to the receipt by Qwest of any required regulatory or other governmental authorizations. This Agreement may be superseded by a tariff filed with the appropriate regulatory agency, which tariff may contain such modifications of the provisions of this Agreement as Qwest deems appropriate, all of which shall become



                              Qwest Communications

QCC Standard Private Line



        automatically binding on Customer. Qwest reserves the right to terminate this Agreement pursuant to Section 8.2 of this Service Agreement if at any time Qwest does not have or loses the required regulatory or other governmental authorizations to provide the Facilities.

9.2 Customer represents and warrants that: (a) Customer has received all necessary permits, licenses, approvals, grants, and charters of whatsoever kind necessary to carry out the business in which Customer is engaged; and (b) Customer has complied and does comply with all laws, regulations, orders, and statutes which may be applicable to Customer, whether local, State or Federal. From the date of this Agreement until the termination hereof, Customer agrees to operate in accordance with and to maintain current all such certifications, permits, licenses, approvals, grants, charters, and to comply with all applicable laws, regulations, orders and statutes, whether local, State or Federal. A breach by Customer of any of the representations, warranties or covenants of this Section 9.2 shall be deemed a Default hereunder, and shall allow Qwest to terminate this Agreement in the manner described in
        Section 8.2 of this Service Agreement.

10.     FORCE MAJEURE:

10.1 Except as is provided in Section 10.2 below, Qwest shall not be liable for any failure of performance hereunder due to causes beyond its reasonable control, including, but not limited to: acts of God, fire, explosion, vandalism, fiber optic cable cut, storm, extreme temperatures or other similar catastrophes; any law, order, regulation, direction, action or request of the United States government, or of any other government, including state and local governments having jurisdiction over either of the parties, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more said governments, or of any civil or military authority; national emergencies, insurrections, riots, wars, or strikes, lock-outs, work stoppages or other labor difficulties: actions or inactions of a third party provider or operator of facilities employed in provision of the Facilities; or any other conditions or circumstances beyond the reasonable control of Qwest which impede or affect the Facilities or the transmission of telecommunications services.

10.2    If any failure of performance on the part of Qwest described in Section
        10.1 of this Service Agreement shall be: (a) for twenty-four (24) hours or less, then this Agreement shall remain in effect, but Customer shall be relieved of its obligation to pay for that portion of the Facilities affected for the period of such failure of performance; or (b) for more than forty-eight (48) hours, then Customer may terminate only that portion of any Service Order or Service Orders related to the Facilities so affected, by written notice to Qwest, in accordance with Section 8.3 of this Service Agreement.

10.3 If the Facilities are unavailable to Customer as a result of any events described in Section 10.1, Customer may be entitled to an Outage Credit under Section 5 of the Service and Pricing Exhibit.



                              Qwest Communications

QCC Standard Private Line



11.     INDEMNIFICATION:

11.1 Customer shall indemnify and hold harmless Qwest (and Qwest's affiliates, officers, directors and employees; hereafter, "QWEST'S AFFILIATES"), and any third party provider or operator of services employed by Qwest and/or Qwest's Affiliates in the provision of the Facilities, from and against, and shall reimburse Qwest and/or Qwest's Affiliates for, any and all losses, liabilities, deficiencies, claims and expenses (including, but not limited to, costs of defense and reasonable attorneys fees) incurred by Qwest and/or Qwest's Affiliates and arising from or in connection with: (a) any breach of any covenant or agreement of Customer contained in this Agreement; (b) any misrepresentation or breach of any of the representations and warranties of Customer contained in this Agreement; or (c) any claims which may be asserted by parties other than Customer who have use of or access to the Facilities through Customer.

12.     ASSIGNMENT:

12.1 Neither this Agreement nor any of Customer's rights or obligations hereunder may be sold, assigned, sublet, encumbered or transferred by operation of law or otherwise (hereafter, a "TRANSFER"), without the prior written consent of Qwest. Any Transfer by Customer without Qwest's prior written consent shall entitle Qwest, at its option, to: (a) consider the Transfer void; (b) consent to the Transfer, and hold the Customer and any transferee(s) liable hereunder; or (c) terminate this Agreement upon delivering written notice to Customer. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors or assigns. Qwest may transfer, assign, or otherwise in any manner encumber this Agreement and its rights and obligations hereunder without the need to obtain Customer's prior consent.

13.     TITLE:

13.1 Customer expressly disclaims any right, title, perpetual right of use or any other interest in or to any equipment or property used or supplied by Qwest under this Agreement.

14.     WARRANTIES AND LIMITATION OF LIABILITY:

14.1 Qwest warrants that the Facilities shall be provided to Customer and shall operate in accordance with prevailing telecommunications industry standards (hereinafter the "TECHNICAL STANDARDS"). If Qwest determines that the Facilities are not being provided in accordance with the Technical Standards (hereinafter, a "DEFECT" or "DEFECTS"), Qwest shall use reasonable efforts under the circumstances to conform the Facilities to the Technical Standards.

14.2 THE WARRANTIES CONTAINED IN SECTION 14.1 OF THIS SERVICE AGREEMENT ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT




                              Qwest Communications

        LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. QWEST HEREBY SPECIFICALLY DISCLAIMS ANY LIABILITY TO CUSTOMER FOR INTERRUPTIONS AFFECTING THE FACILITIES FURNISHED HEREUNDER WHICH ARE ATTRIBUTABLE TO CUSTOMER'S INTERCONNECTION FACILITIES (AS DEFINED IN SECTION 1.4 OF THE SERVICE AND PRICING EXHIBIT) OR TO CUSTOMER'S EQUIPMENT FAILURES, OR TO CUSTOMER'S BREACH OF THIS AGREEMENT.

14.3 IN NO EVENT SHALL QWEST OR ANY OF ITS AFFILIATES BE LIABLE TO CUSTOMER OR ANY OF ITS AFFILIATES OR EMPLOYEES OR TO ANY THIRD PARTY FOR: (a) ANY LOSS OF PROFIT OR REVENUE, OR FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SIMILAR OR ADDITIONAL DAMAGES, WHETHER INCURRED OR SUFFERED AS A RESULT OF UNAVAILABILITY OF FACILITIES, PERFORMANCE, NON-PERFORMANCE, TERMINATION, BREACH, OR OTHER ACTION OR INACTION UNDER THIS AGREEMENT, OR FOR ANY OTHER REASON, EVEN IF CUSTOMER ADVISES QWEST OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE; OR (b) FOR ANY OUTAGE OR INCORRECT OR DEFECTIVE TRANSMISSIONS, OR ANY DIRECT OR INDIRECT CONSEQUENCES THEREOF, EXCEPT AS IS SPECIFICALLY PROVIDED IN SECTION 5 OF THE SERVICE AND PRICING EXHIBIT REGARDING OUTAGE CREDITS.

14.4 NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY: (a) CUSTOMER AGREES THAT ITS SOLE REMEDY IN THE EVENT OF ANY BREACH OF THE WARRANTIES DESCRIBED IN SECTION 14.1 OF THIS SERVICE AGREEMENT SHALL BE THE OUTAGE CREDITS DESCRIBED IN SECTION 5 OF THE SERVICE AND PRICING EXHIBIT; AND,
        (b) IN NO EVENT SHALL THE CUMULATIVE LIABILITY OF QWEST UNDER THIS AGREEMENT, INCLUDING ANY OUTAGE CREDITS, EXCEED THE TOTAL PAYMENTS PAID BY CUSTOMER TO QWEST HEREUNDER.

14.5 Customer acknowledges that Qwest has no ability to independently test or maintain Facilities between two off net cities. Consequently, if Qwest provides such Facilities, then notwithstanding anything in this Agreement to the contrary, Qwest's entire duty with respect to such Facilities shall be to use its best efforts to test and maintain such Facilities in accordance with Qwest's Specifications.

15.     NON-DISCLOSURE AND PUBLICITY:

15.1 Neither party shall disclose to any third party' the terms and conditions of this Agreement without the prior written consent of the other, except that Customer may disclose the terms and conditions of this Agreement to potential investors in Customer, and Qwest may disclose the terms and conditions of this Agreement to potential investors in Qwest. Neither party shall use the other's name in publicity or press releases without obtaining prior written approval, which shall not be unreasonably withheld.



                              Qwest Communications

QCC Standard Private Line



16.     ARBITRATION:

16.1 All disputes which involve amounts reasonably anticipated to be in excess of Twenty-Five Thousand Dollars ($25,000.00) arising out of or related to this Service Agreement, shall be determined and resolved by arbitration in Denver, Colorado, in accordance with the rules of the American Arbitration Association ("AAA"). The arbitrators shall be appointed in accordance with the rules then prevailing of the AAA.

16.2 The award rendered by the arbitrator(s) shall be final and binding upon the parties hereto. Neither party shall have the right to further appeal or redress the matters arbitrated except for the purposes of obtaining the judgment rendered by the arbitrator(s). Judgment upon any arbitration award may be entered and enforced in any court of competent jurisdiction.

16.3 The parties hereto agree that a prevailing party shall be entitled to recover all reasonable costs and expenses (including all reasonable attorney's fees and disbursements) of such arbitration proceeding, as well as all cost for said proceeding. Such prevailing party shall also be entitled to reasonable attorney's fees and costs incurred in enforcing a judgment of the arbitrators separately from and in addition to any other amount included in such judgment. This Section 16.3 shall be severable from the other provisions of this Service Agreement and shall survive and not be merged into any such judgment.

17.     USE OF FACILITIES:

17.1 Qwest's obligation to provide the Facilities specified herein is conditioned upon Customer not allowing the Facilities to be used for any unlawful purpose: or in violation of any governmental regulations or authorizations as outlined in Section 8 of this Service Agreement.

18.     MISCELLANEOUS:

18.1 Customer shall execute such other documents, provide such information and cooperate with Qwest, all as may be reasonably required by Qwest in connection with providing the Facilities.

18.2 Neither this Agreement, nor the provision of Facilities hereunder, shall create a partnership or joint venture between the parties or result in a joint communications service offering to any third parties.

18.3 The failure of either party to give notice of default or to enforce or insist upon compliance with any of the terms or conditions of this Agreement shall not constitute a waiver of any term or condition of this Agreement.

18.4 Subject to Section 16 of this Service Agreement, in the event suit is brought or an attorney is retained by either party to enforce the terms of this Agreement or to collect any moneys due hereunder or to collect money damages for breach hereof, the prevailing party shall be entitled to recover, in addition to any other remedy, reimbursement for




                              Qwest Communications

QCC Standard Private Line



        reasonable attorneys' fees, court costs, costs of investigation and other related expenses incurred in connection therewith.

18.5 Customer acknowledges that at least part of the Facilities are or will be provided through a Qwest "NETWORK MANAGEMENT CENTER" located in Denver, Colorado. Accordingly, this Agreement shall be construed under the laws of the State of Colorado without regard to choice of law principles. Except as is provided in Section 16 of this Service Agreement, venue and jurisdiction shall lie exclusively with the District Court in the City and County of Denver.

18.6 No subsequent agreement concerning the Facilities or modification to this Agreement shall be binding upon the parties unless it is made in writing by an authorized representative of Customer and an authorized Representative of Qwest Communications at its headquarters in Denver, Colorado.

18.7 If any part of any provision of this Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provision or the remaining provisions of this Agreement, and the Customer and Qwest agrees to negotiate with respect to any such invalid or unenforceable part to the extent necessary to render such part valid and enforceable.

18.8 The terms and provisions contained in this Agreement that by their sense and context are intended to survive the performance thereof by the parties hereto shall survive the completion of performance and termination of this Agreement, including, without limitation, the making of any and all payments due hereunder.

18.9 Words having well-known technical or trade meanings shall be so construed.

18.10 All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be given by: (a) hand delivery; (b) first-class registered or certified mail with postage prepaid; (c) overnight receipted courier service; or (d) telephonically confirmed facsimile transmission, which notice is addressed to the party at the address set forth below, or such other address as may hereafter be designated in writing by the party. Notices given in accordance with this Section shall be effective upon receipt or when receipt is refused.




                              Qwest Communications

QCC Standard Private Line



        All notices to Qwest shall be addressed to:

                      Qwest Communications Corporation
                      555 17th Street, Suite 1000
                      Denver, Colorado 80202
                      Facsimile:    (303)291-1724
                      Phone:        (303)291-1400
                      Attn.: Carrier Contracts Admin.

        All notices to Customer shall be addressed to:

                      CRL Network Services, Inc.
                      1 Kearny St., Suite 1450
                      San Francisco CA 94108
                      Facsimile:    415-392-9000
                      Phone:        415-837-5300
                      Attn.: Jim Couch

        The addresses set forth may be changed by appropriate notice to the other party.

18.11 This Agreement comprises the complete and exclusive statement of the agreement of the parties concerning the subject matter hereof, and supersede all previous statements, representations, and agreements concerning the subject matter hereof.

DATED as of the first date above written.


                             CRL NETWORK SERVICES, INC.:

                                            By:  /s/    JIM  COUCH
                                               --------------------------------
                                                 Name:  Jim Couch
                                                 Title: President / CEO

                                                 Date: October 10, 1997

                             QWEST COMMUNICATIONS CORPORATION:

                                            By:  /s/  GREG  CASEY
                                               --------------------------------
                                                 Name:  Greg Casey
                                                 Title: Sr. Vice President,
                                                        Carrier Markets

                                                 Date: October 10, 1997



                              Qwest Communications

QCC Standard Private Line



                                    EXHIBITS

Exhibit A:     Service and Pricing Exhibit to Qwest Private Line Services
               Agreement consisting of seven (7) pages, dated October 10, 1997 as well as the following Schedules attached thereto:


               Schedule to Exhibit A                     Pages
               ---------------------                     -----
               "A-1" Circuit Listing                       1
               "A-2" Interval Guidelines                   1
               "A-3" Technical Specifications              2






                              Qwest Communications

QCC Standard Private Line



                                   EXHIBIT "A"
                                       TO
                              QWEST COMMUNICATIONS
                         PRIVATE LINE SERVICES AGREEMENT

                           SERVICE AND PRICING EXHIBIT



        This Service and Pricing Exhibit (this "Service and Pricing Exhibit") is made as of October 10, 1997 with respect to Service Agreement No.
PL-0000346-9710-01-01 (the "SERVICE AGREEMENT") by and between Qwest Communications Corporation, a Delaware corporation ("Qwest"), and CRL Network Services, Inc., a California corporation ("CUSTOMER").

1.      QWEST SERVICES:

        1.1 During the Term of the Agreement, Qwest will provide to Customer the Facility or Facilities requested by Customer in a Service Order accepted by Qwest.

        1.2 Upon acceptance of a Service Order, Qwest shall notify Customer of its target date for the delivery of each Facility (the "ESTIMATED AVAILABILITY DATE"). Any Estimated Availability Date given by Qwest to Customer shall be subject to Qwest's standard and expedited interval guidelines, as amended by Qwest from time to time (the "INTERVAL GUIDELINES"). A copy of Qwest's current Interval Guidelines are attached hereto as EXHIBIT "A-2" Qwest shall use reasonable efforts to install each such Facility on or before the Estimated Availability Date, but the inability of Qwest to deliver a Facility by such date shall not be a Default under this Agreement. If Qwest fails to make any DS-1 or DS-3 Facility available within sixty (60) days after acceptance by Qwest of the Service Order with respect to such Facility (or such greater time as is set forth in the Interval Guidelines), or if Qwest fails to make any Optical Circuit Facility available within ninety (90) days after acceptance by Qwest of the Service Order with respect to such Facility (or such greater time as is set forth in the Interval Guidelines), Customer's sole remedy shall be to cancel the Service Order which pertains to such Facility by ten (10) calendar days prior written notice to Qwest, as is set forth in Section 8.3 of the Service Agreement.

        1.3 At each end of the city pairs (the "CITY PAIRS") on which Customer orders Facilities, Qwest shall provide appropriate equipment in its terminal locations necessary to connect the Facilities to Customer's Interconnection Facilities (as defined in Section 1.4 of this Service and Pricing Exhibit). If Customer desires to install its own equipment in one or more of Qwest's terminals, and Qwest, in its sole discretion, agrees to such installation, the parties shall execute the Collocation Agreement.



                              Qwest Communications

QCC Standard Private Line



        1.4 Customer agrees that Customer's Interconnection Facilities shall connect to the Facilities provided by Qwest hereunder at the network interface points located in the Qwest terminals and defined in the Specifications (as defined in Section 2.1 of this Service and Pricing Exhibit). As used herein, the term "Interconnection Facilities" shall mean transmission capacity provided by Customer or its third party supplier to extend the Facilities provided by Qwest from a Qwest terminal to any other location (e.g., a local access telephone service provided by a local telephone company).

        1.5 Qwest shall use reasonable efforts to order Interconnection Facilities on behalf of Customer from Customer's designated supplier, provided that Customer furnishes Qwest with an acceptable letter of agency. Customer shall be billed directly by the supplier of such Interconnection Facilities, and shall hold harmless and indemnify Qwest from any loss or liability incurred by Qwest as a result of Qwest's ordering Interconnection Facilities from any third party. Customer may, at its election, but subject to Qwest's prior written approval, order its own Interconnection Facilities. If any party other than Qwest provides Interconnection Facilities, then unavailability, incompatibility, delay in installation, or other impairment of Interconnection Facilities shall not excuse Customer's obligation to pay Qwest all Rates or charges applicable to the Facilities, whether or not such Facilities are useable by Customer.

2.      START OF SERVICES:

        2.1 Start of service for each Facility (the "Start of Service Date") shall begin on the date on which Customer accepts delivery of such Facility. If Customer fails to give written notice that the Facility is in material non-compliance with the applicable standard Qwest network specifications, as modified from time to time by Qwest (the "SPECIFICATIONS") within five (5) business days after notification to Customer by Qwest that the Facility is available, Customer shall be deemed to have accepted such Facility, and the Start of Service Date shall commence as of the fifth day following such notification by Qwest. Following notice by Customer of material non-compliance as set forth above, Qwest shall promptly take such reasonable action as is necessary to correct any such non-compliance in the Facility and shall, upon correction, notify Customer of a new Start of Service Date.

        2.2 Notwithstanding anything in Section 2.1 of this Service and Pricing Exhibit to the contrary, Customer may delay the Start of Service Date for any Facility for up to thirty (30) days from Qwest's Estimated Availability Date by written notice to Qwest at least seventy-two (72) hours prior to any applicable Estimated Availability Date.




                              Qwest Communications

QCC Standard Private Line



3.      RATES:

        3.1 Qwest shall provide the Facilities at the rates (the "RATES") set forth in this Section 3 (exclusive of all sales, use, commercial or other taxes or license fees) and as shown on the Circuit Listing attached as Schedule "A-I" to this Service and Pricing Exhibit. The Rates for each Facility also include certain Monthly Recurring and Non-Recurring charges, all as defined in this
               Section 3. Finally, the Rates vary depending on whether the Facilities are DS-1 or DS-3. Rates do not include local access connectivity. The Rates shall be as follows:

                                 ON-NET SERVICE


               FACILITY TYPE:            V & H MILES:          RATE PER DS-0 V & H MILES:
               DS-1                        0-199                         $[**]
                                           200+                          $[**]

               DS-3                        0-199                         $[**]
                                           200+                          $[**]


                                 OFF-NET SERVICE

                           Individual Case Basis (ICB)

(a)     DS-1 FACILITIES RATES FOR IXC:

        (i)    DS-1 MONTHLY RECURRING CHARGES:

        Minimum charge per DS-1 per month:  $[**]

        (ii)   DS-1 NON-RECURRING CHARGES:

               $[**] installation charge per DS-1.

(b)     DS-3 FACILITIES RATES FOR IXC:

        (i) BASE IXC RATES: To be determined by Qwest on a case-by-case basis, subject to availability from Qwest.

        (ii) DS-3 MONTHLY RECURRING CHARGES: Minimum charges per DS-3 per month: $[**]

        (iii)  DS-3 NON-RECURRING CHARGES:


[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.


                              Qwest Communications

QCC Standard Private Line



               $[**] installation charge per DS-3 for all services and equipment, or $[**] for 1 year term, or waived for 2 year term.

        (c)    OTHER CHARGES:

        In addition to the foregoing Facilities Rates for DS-1 and DS-3 Facilities for IXC, Customer shall pay to Qwest the following additional charges, as applicable, including any and all recurring charges imposed on Qwest for the handling of calls under this agreement:

        (i)    OTHER MONTHLY RECURRING CHARGES:

        -       Mux charges:                   DS-3 MUX $[**] each

        -       Channel Bank:                  each $[**] per month

        -       DS-1 cross-connect charges:    each $[**] month plus any
                                               pass-through charges.

        -       DS-3 cross-connect charges:    each $[**]

        -       Cross-connect charges:         to another CAPS provider
                                               $[**] each

        -       LTR charges:                   charges incurred by LECs
                                               will be passed through to
                                               customer to be paid by
                                               customer.

        (ii)   OTHER NON-RECURRING CHARGES:

        -       Expedited Order Charges:       $[**] each.

        -       Mux charges:                   $[**] per DS3 mux.

        -       DACs rearrangements:           each $[**] per DS-1

        -       Channel Bank:                  each $[**] installation

        -       DS-1 cross-connect charges:    each $[**] installation
                                               plus any pass-through charges
        -       Change of order
                cross-connect charges:         $[**] each DS-3, $[**]
                                               each DS-1

        -       Pre-engineering cancellation
                cross-connect:                 $[**] each DS-3, $[**]
                                               each DS-1

        -       Post-engineering
                cancellation of cross-connect: $[**] each DS-3, $[**]
                                               each DS-1



[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.



                              Qwest Communications

QCC Standard Private Line



3.2     (INTENTIONALLY DELETED)

        4.     FACILITY MINIMUM SERVICE TERM:

        4.1    Customer acknowledges that the Rates and charges described in
               Section 3 of this Service and Pricing Exhibit are based on the commitment of Customer to utilize the Facilities for a specified minimum period of time. Therefore, notwithstanding anything in this Agreement to the contrary, Customer shall be liable for and shall pay to Qwest all Rates, fees and charges which accrue under this Agreement for each Facility for the entire Facility Minimum Service Term (as defined in Section 4.2 of this Service and Pricing Exhibit) applicable to each such Facility, regardless of whether or not Customer utilizes all or any part of such Facility during all or any part of the Facility Minimum Service Term applicable to such Facility, except as is set forth in Section
               4.3 of this Service and Pricing Exhibit.

        4.2 The "FACILITY MINIMUM SERVICE TERM" for each Facility, is defined as follows:

                      (a) Twelve (12) months from Start of Service Date for DS-1 Facilities.

                      (b) Twelve (12) months from Start of Service Date for DS-3 Facilities.

        4.3 Notwithstanding anything in this Agreement to the contrary, Customer's obligation to pay all Rates, fees and charges which accrue under this Agreement for each Facility for the entire Facility Minimum Service Term applicable to each such Facility shall terminate, as each such Facility, if this Agreement is terminated during the Minimum Service Term which pertains to each such Facility: (a) by Customer, pursuant to Sections 8.1(a) or
               (b) of the Service Agreement, following a Default by Qwest or an increase in prices; or (b) by Qwest, pursuant to Section 3.2(b) of the Service Agreement, if termination by Qwest during the Minimum Service Term as to the Facility occurs other than because of a Default by Customer, or 8.2(c) of the Service Agreement, if Qwest terminates this Agreement because Qwest loses any required permits. Upon termination of this Agreement for any other reason-the total of all charges referred to in this Section 4 shall be at once due and payable, regardless of whether or not all of the Facilities Minimum Service Terms have expired and may be collected by Qwest from Customer as a single amount.

5       OUTAGE CREDITS:

        5.1 Customer acknowledges the possibility of an unscheduled, continuous and/or interrupted period of time when a Facility or Facilities are "UNAVAILABLE" (as



                              Qwest Communications

QCC Standard Private Line



                defined in the Specifications) (hereafter an "OUTAGE"). In the event of an Outage, Customer shall be entitled to a credit (the "OUTAGE CREDIT") determined according to the following formula:


          OUTAGE CREDIT = HOURS OF OUTAGE - 2 HOURS X TOTAL MONTHLY CHARGE OF AFFECTED FACILITY
                          ---------------
                             720 HOURS

        5.2 The Outage Credit shall apply to the charges for the total mileage between end terminals of any Facility affected by an Outage; provided, however, that if any portion of the affected Facility remains beneficially used or useable by Customer between any intermediate terminals (where Customer has installed drop and insert capability) or end terminals, the Outage Credit shall not apply to that pro-rata portion of the mileage. The length of each Outage shall be calculated in hours and shall include fractional portions thereof. An Outage shall be deemed to have commenced upon verifiable notification thereof by Customer to Qwest, or, when indicated by network control information actually known to Qwest network personnel, whichever is earlier. Each Outage shall be deemed to terminate upon restoration of the affected Facility as evidenced by appropriate network tests by Qwest. Qwest shall give notice to Customer of any scheduled outage as early as is practicable, and a scheduled outage shall under no circumstance be viewed as an Outage hereunder.

        5.3 Outage Credits shall not be granted if the malfunction of any end-to-end circuit is due to an Outage or other Defect occurring in Customer's Interconnection Facilities.

        5.4 All Outage Credits shall be credited on the next monthly invoice for the affected Facility after receipt of Customer's request for credit. The total of all Outage Credits applicable to or accruing in any given month shall not exceed the amount payable by Customer to Qwest for that same month for such Facility.

        5.5 The Outage Credit described in this Section 5 of this Service and Pricing Exhibit shall be the sole and exclusive remedy of Customer in the event of any Outage, and under no circumstance shall an outage be deemed a Default under this Agreement.



                              Qwest Communications

QCC Standard Private Line



        DATED AS OF the first date above-written.


                            CRL NETWORK SERVICES, INC.:

                                     By:
                                        ---------------------------------------
                                        Name:  Jim Couch
                                        Title: President / CEO

                                        Date:
                                             ----------------------------------

                            QWEST COMMUNICATIONS CORPORATION:

                                     By:     /s/ GREG CASEY
                                        ---------------------------------------
                                        Name:  Greg Casey
                                        Title: Sr. Vice President,
                                               Carrier Markets


                                        Date:      10/16/97
                                             ----------------------------------


                              Qwest Communications

QCC Standard Private Line

                                 SCHEDULE "A-1"
                                 CIRCUIT LISTING

                 (SEE ATTACHED EXHIBIT REPORT OR SERVICE ORDER)

   (IF THE ABOVE IS NOT PRESENT, WAITING ON CUSTOMER TO SEND SERVICE ORDER.)

QCC Standard Private Line

                           SCHEDULE "A-2" TO EXHIBIT A

--------------------------------------------------------------------------------
                     STANDARD & EXPEDITE INTERVAL GUIDELINES
--------------------------------------------------------------------------------

        These are the standard order intervals for Qwest's domestic services. If you have any questions regarding the interval process, please contact your Sales Director.


                                                   TOTAL SERVICE INTERVAL
                                                     IN CALENDAR DAYS
                                                -----------------------------
SERVICE TYPE                                    STANDARD             EXPEDITE
------------                                    --------             --------
OPTICAL:
POP TO POP (OC-3)                                 28                   ICB
POP TO POP (ALL OTHERS)                           ICB                  ICB
LOA PROVIDER                                      ICB                  ICB
LEC TO LEC                                        ICB                  ICB
CAP TO CAP                                        ICB                  ICB
CAP TO LEC                                        ICB                  ICB
CROSS CONNECTS                                    ICB                  ICB

DS-3:
POP TO POP                                        24                   ICB
LOA PROVIDED                                      30                   ICB
LEC TO LEC                                        30                   ICB
CAP TO CAP                                        30                   ICB
CAP TO LEC                                        30                   ICB
CROSS CONNECTS                                    14                   ICB
DS-1:
POP TO POP                                        21                   ICB
LOA PROVIDED                                      25                   ICB
LEC TO LEC                                        28                   ICB
CAP TO CAP                                        28                   ICB
CAP TO LEC                                        28                   ICB
CROSS CONNECTS                                    14                   ICB

ALL INTERVALS ARE SUBJECT TO NETWORK CAPACITY AND LEC FACILITY AVAILABILITY.

"ICB" means "Individual Case Basis"
"POP TO POP" means Qwest controls CFA.
CAP's: No optical interface anywhere except with MFS & TCG in Los Angeles. Equipment Plug-ins: Add 2 days.

--------------------------------------------------------------------------------

QCC Standard Private Line

                            SCHEDULE A-3 TO EXHIBIT A
                                       TO
               QWEST COMMUNICATIONS PRIVATE LINE SERVICE AGREEMENT

                            TECHNICAL SPECIFICATIONS

1.      INTERCONNECT SPECIFICATIONS:

        1.1 The customer interconnection point of DS-1 & DS-3 signals at the Qwest (SPT) location will be at an industry standard (DSX-1) & (DSX-3) digital cross-connect panels and will be referred to as Qwest Network Interface in this document.

        1.2 The DS-1 & DS-3 signals terminating at the Qwest digital cross-connect panels will meet the electrical specifications as defined in AT&T Compatibility Bulletin (CB) No. 119, Issue 3, October, 1979.

        1.3 The Qwest Digital Network will be compatible with the Bell System hierarchical clock synchronization methods and stratum levels as described in Bellcore Technical Advisory (TA-NPL-000436).

        1.4 Customer equipment must also meet the interconnect specifications listed above and shall comply with jitter requirements of AT&T Technical Reference PUB 63411.

2.      PERFORMANCE OBJECTIVES:

        2.1 DS-1 and DS-3 circuit performance will be measured using two parameters: Availability and Error-Free Seconds.

        2.2 Availability is a measure of the relative amount of time during which the circuit is available for use. According to CCITT and ANSI definitions, unavailability begins when the Bit Error Ratio
                (BER) in each second is worse than 1.0 E-3 for a period of 10 consecutive seconds.

        2.3 The availability objective for DS-1 and DS-3 circuits between Qwest Network Interface points specified above is to provide a performance level of 99.85% over a 12 month period. This excludes any customer provided access links to the Qwest digital network.

        2.4 Outages attributable to incidental damage to or severage of outside fiber optic cable plant, or scheduled maintenance is excluded from the performance objective stated above.

        2.5 Error-Free Seconds (EFS) and Error Seconds (ES) are the primary measure of error performance. An Error-Free Second is defined as any second in which no

QCC Standard Private Line

                bit errors are received Conversely, an Error Second is any second in which one or more bit errors are received.

3.      ACCEPTANCE CRITERIA

        The acceptance criteria for DS-1 and DS-3 circuits between Qwest Network Interface points is to provide the performance levels shown below during a 60 minute test period. If no errors are observed during the first 15 minutes of the test, the facility may be considered acceptable. Access connections to customer location will be tested in accordance with Bell Publication 62508.


    -------------------------------------------------------------------------------
          ONE-WAY CIRCUIT             DS-3              DS-1
              MILEAGE                  EFS              EFS                BER
                0 - 250                99%              99.7%           6 x 10 (-10)

             250 - 1000                98%              99.5%           5 x 10 (-10)

            1000 - 4000                96%              99.0%           1 x 10 (-10)
    -------------------------------------------------------------------------------


4.      OTHER SERVICE OFFERINGS:

        4.1 MULTIPOINT-64, 56 KBPS AND FRACTIONAL DS-1 SERVICES are based on standard 64 Kbps PCM coding and are designed to meet the DS-1 performance objectives above.

        4.2 VOICEPAK AND MULTIPOINT-32 service deploy ADPCM transcoders which transform standard DS-1 signals into compressed format utilizing 32 Kbps instead of 64 Kbps PCM coding techniques. These systems are not suitable for data applications.

[QWEST LOGO}                                                    CARRIER SERVICES
                                                   PRIVATE LINE -- SERVICE ORDER


Customer Order Number
                      -----------------
Order Date:         Requested Due Date:         Sales Person: Keith Collins
            -------                     ------                ------------------
                              BILLING INFORMATION
Function Code: [ ] New   [ ] Change  [ ] Revision  [ ] Supplement [ ] Disconnect
Expedite: [ ] Yes  [ ] No  Charge ** per circuit Approval - Customer Initial
                                                                            --
EXPEDITE FEE WILL NOT BE WAIVED.
Contract Term: [X] 12M  [ ] 24M  [ ] 36M  [ ] 48M  [ ] 60M

Customer Name: CRL Network Service                 Cust. #:
              -----------------------------------          ---------------------
Billing Address:
                ----------------------------------------------------------------
City:                            State:                   Zip:
      --------------------------        -----------------      -----------------
Billing Contact:                 Phone:                   Fax:
                 ---------------        -----------------      -----------------
Order Contact:                   Phone:                   Fax:
               -----------------        -----------------      -----------------

                                                        SERVICE INFORMATION
Service                City           City
 Type     V&H       Originating    Terminating         Qty.      Unit MRC       Total MRC      Unit NRC       Total NRC
------------------------------------------------------------------------------------------------------------------------
 DS-3     944          SFO             DEN               1         **             **             **             **
------------------------------------------------------------------------------------------------------------------------
 DS-3     794          DEN             STL               1         **             **             **             **
------------------------------------------------------------------------------------------------------------------------
 DS-3     260          STL             CHI               1         **             **             **             **
------------------------------------------------------------------------------------------------------------------------

ORIGINATING ACCESS TYPE                                     TERMINATING ACCESS TYPE
Access: [ ] Cust. Ordered (CFA/LOA)                         Access: [ ] Cust. Ordered (CFA/LOA)
        [ ] QCC Ordered                                             [ ] QCC Ordered

Site:                                                       Site:
      ------------------------------------------------            ------------------------------------------------
Address:                                                    Address:
         ---------------------------------------------               ---------------------------------------------
City:                 State:          Zip:                  City:                 State:          Zip:
      ---------------        --------      -----------            ---------------        --------      -----------
Ops. Contact:                        Phone:                 Ops. Contact:                        Phone:
              ----------------------        ----------                    ----------------------        ----------
Alternate:                 Phone:                           Alternate:                  Phone:
           ---------------        --------------------                 ---------------        --------------------
ACCESS PROVIDER:                                            ACCESS PROVIDER:
                 ----------------                                            ----------------
QCC REQUIRES 5 WORKING DAYS FROM RECEIPT OF                 QCC REQUIRES 5 WORKING DAYS FROM RECEIPT OF
DLR TO COMPLETE CIRCUIT INSTALLATION.                       DLR TO COMPLETE CIRCUIT INSTALLATION.
Special Remarks/Comments: 90 day take or pay contract       Special Remarks/Comments: Due Dates: SFO-DEN due 3 weeks
begins 1st day of billing - billing begins with             after receipt of order. DEN-STL 5/15/98; STL-CHI 7/5/98.
installation of last circuit - ** days free service
for each day circuit install delayed by Qwest.

                               SIGNATURE/APPROVAL

This Service Order is subject to and governed by the terms and conditions set forth in Customer's Private Line Service Agreement. Your signature acknowledges that you have read, understand and accept such terms and conditions and that you are duly authorized to execute and deliver this Service Order. This Service Order shall not become a valid and binding obligation of Qwest until this Service Order has been executed by an authorized representative of Qwest.

For Customer By: James Couch            For Qwest By:
                 ---------------                      --------------------------
Signature: /s/ JAMES COUCH              Signature:
           ---------------------                   -----------------------------
Title: Pres.                            Title:
       -------------------------               ---------------------------------

[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.

[QWEST LOGO}                                                    CARRIER SERVICES
                                                   PRIVATE LINE -- SERVICE ORDER


Customer Order Number
                      -----------------
Order Date: 3/30/98 Requested Due Date:         Sales Person: Keith Collins
            -------                     ------                ------------------
                              BILLING INFORMATION
Function Code: [ ] New   [ ] Change  [ ] Revision  [ ] Supplement [ ] Disconnect
Expedite: [ ] Yes  [ ] No  Charge ** per circuit Approval - Customer Initial
                                                                            --
EXPEDITE FEE WILL NOT BE WAIVED.
Contract Term: [X] 12M  [ ] 24M  [ ] 36M  [ ] 48M  [ ] 60M

Customer Name: CRL Network Services                Cust. #:
              -----------------------------------          ---------------------
Billing Address:
                ----------------------------------------------------------------
City:                            State:                   Zip:
      --------------------------        -----------------      -----------------
Billing Contact:                 Phone:                   Fax:
                 ---------------        -----------------      -----------------
Order Contact:                   Phone:                   Fax:
               -----------------        -----------------      -----------------

                                                        SERVICE INFORMATION
Service                City           City
 Type     V&H       Originating    Terminating         Qty.      Unit MRC       Total MRC      Unit NRC       Total NRC
------------------------------------------------------------------------------------------------------------------------
 DS-3     593          CHI             DCA               1          **              **             **             **
------------------------------------------------------------------------------------------------------------------------
 DS-3     544          STL             DAL               1          **              **             **             **
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

ORIGINATING ACCESS TYPE                                     TERMINATING ACCESS TYPE
Access: [ ] Cust. Ordered (CFA/LOA)                         Access: [ ] Cust. Ordered (CFA/LOA)
        [ ] QCC Ordered                                             [ ] QCC Ordered

Site:                                                       Site:
      ------------------------------------------------            ------------------------------------------------
Address:                                                    Address:
         ---------------------------------------------               ---------------------------------------------
City:                 State:          Zip:                  City:                 State:          Zip:
      ---------------        --------      -----------            ---------------        --------      -----------
Ops. Contact:                        Phone:                 Ops. Contact:                        Phone:
              ----------------------        ----------                    ----------------------        ----------
Alternate:                 Phone:                           Alternate:                  Phone:
           ---------------        --------------------                 ---------------        --------------------
ACCESS PROVIDER:                                            ACCESS PROVIDER:
                 ----------------                                            ----------------
QCC REQUIRES 5 WORKING DAYS FROM RECEIPT OF                 QCC REQUIRES 5 WORKING DAYS FROM RECEIPT OF
DLR TO COMPLETE CIRCUIT INSTALLATION.                       DLR TO COMPLETE CIRCUIT INSTALLATION.
Special Remarks/Comments: 90 day take or pay contract       Special Remarks/Comments: Due Dates: CHI-DCA 7/5/98;
begins 1st day of billing - billing begins with             STL-DAL 5/15/98
installation of last circuit - ** days free service for
each day circuit install delayed by Qwest.

                               SIGNATURE/APPROVAL

This Service Order is subject to and governed by the terms and conditions set forth in Customer's Private Line Service Agreement. Your signature acknowledges that you have read, understand and accept such terms and conditions and that you are duly authorized to execute and deliver this Service Order. This Service Order shall not become a valid and binding obligation of Qwest until this Service Order has been executed by an authorized representative of Qwest.


For Customer By: James Couch            For Qwest By:
                 ---------------                      --------------------------
Signature: /s/ JAMES COUCH              Signature:
           ---------------------                   -----------------------------
Title: Pres.                            Title:
       -------------------------               ---------------------------------

[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.

[QWEST LOGO}                                                    CARRIER SERVICES
                                                   PRIVATE LINE -- SERVICE ORDER


Customer Order Number
                      -----------------
Order Date:         Requested Due Date:         Sales Person:
            -------                     ------                ------------------
                              BILLING INFORMATION
Function Code: [ ] New   [ ] Change  [ ] Revision  [ ] Supplement [ ] Disconnect
Expedite: [ ] Yes  [ ] No  Charge ** per circuit Approval - Customer Initial
                                                                              --
EXPEDITE FEE WILL NOT BE WAIVED.
Contract Term: [ ] 12M  [ ] 24M  [ ] 36M  [ ] 48M  [ ] 60M

Customer Name:                                     Cust. #:
              -----------------------------------          ---------------------
Billing Address:
                ----------------------------------------------------------------
City:                            State:                   Zip:
      --------------------------        -----------------      -----------------
Billing Contact:                 Phone:                   Fax:
                 ---------------        -----------------      -----------------
Order Contact:                   Phone:                   Fax:
               -----------------        -----------------      -----------------

                                                        SERVICE INFORMATION
Service                City           City
 Type     V&H       Originating    Terminating         Qty.      Unit MRC       Total MRC      Unit NRC       Total NRC
------------------------------------------------------------------------------------------------------------------------
 DS-3      89          SJO             SAC               1          **              **             **             **
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

ORIGINATING ACCESS TYPE                                     TERMINATING ACCESS TYPE
Access: [ ] Cust. Ordered (CFA/LOA)                         Access: [ ] Cust. Ordered (CFA/LOA)
        [ ] QCC Ordered                                             [ ] QCC Ordered

Site:                                                       Site:
      ------------------------------------------------            ------------------------------------------------
Address:                                                    Address:
         ---------------------------------------------               ---------------------------------------------
City:                 State:          Zip:                  City:                 State:          Zip:
      ---------------        --------      -----------            ---------------        --------      -----------
Ops. Contact:                        Phone:                 Ops. Contact:                        Phone:
              ----------------------        ----------                    ----------------------        ----------
Alternate:                 Phone:                           Alternate:                  Phone:
           ---------------        --------------------                 ---------------        --------------------
ACCESS PROVIDER:                                            ACCESS PROVIDER:
                 ----------------                                            ----------------
QCC REQUIRES 5 WORKING DAYS FROM RECEIPT OF                 QCC REQUIRES 5 WORKING DAYS FROM RECEIPT OF
DLR TO COMPLETE CIRCUIT INSTALLATION.                       DLR TO COMPLETE CIRCUIT INSTALLATION.
Special Remarks/Comments: Billing will not start until      Special Remarks/Comments: Credit ** days service for
pending DS-3 network installed by Qwest. This order is      each day circuit installed delayed.
ordered under terms agreed to for DS-3 Backbone dated
6/9/98.

                               SIGNATURE/APPROVAL

This Service Order is subject to and governed by the terms and conditions set forth in Customer's Private Line Service Agreement. Your signature acknowledges that you have read, understand and accept such terms and conditions and that you are duly authorized to execute and deliver this Service Order. This Service Order shall not become a valid and binding obligation of Qwest until this Service Order has been executed by an authorized representative of Qwest.


For Customer By: Philip Burkhart        For Qwest By:
                 ---------------                      --------------------------
Signature: /s/ PHILIP BURKHART          Signature:
           ---------------------                   -----------------------------
Title: V.P./G.M.                        Title:
       -------------------------               ---------------------------------

[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.

[QWEST LOGO}                                                    CARRIER SERVICES
                                                   PRIVATE LINE -- SERVICE ORDER


Customer Order Number
                      -----------------
Order Date: 6/9/98  Requested Due Date: ASAP   Sales Person: Collins
            ------                      ------               ------------------
                              BILLING INFORMATION
Function Code: [X] New   [ ] Change  [ ] Revision  [ ] Supplement [ ] Disconnect
Expedite: [ ] Yes  [ ] No  Charge ** per circuit Approval - Customer Initial
                                                                              --
EXPEDITE FEE WILL NOT BE WAIVED.
Contract Term: [X] 12M  [ ] 24M  [ ] 36M  [ ] 48M  [ ] 60M

Customer Name  CRL Network Services               Cust. #: 346
              -----------------------------------          ---------------------
Billing Address One Kearny St. Ste 1450
                ----------------------------------------------------------------
City: San Francisco              State: CA                Zip: 94108
      --------------------------        -----------------      -----------------
Billing Contact: Robyn Raschke   Phone: 415-837-5300      Fax: 415-392-9000
                 ---------------        -----------------      -----------------
Order Contact: Chris             Phone: 510-728-7000      Fax: 510-728-7001
               -----------------        -----------------      -----------------

                                                        SERVICE INFORMATION
Service                City           City
 Type     V&H       Originating    Terminating         Qty.      Unit MRC       Total MRC      Unit NRC       Total NRC
------------------------------------------------------------------------------------------------------------------------
 DS-3     798          DLS             CHI               1          **              **             **             **
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

ORIGINATING ACCESS TYPE                                     TERMINATING ACCESS TYPE
Access: [ ] Cust. Ordered (CFA/LOA)                         Access: [X] Cust. Ordered (CFA/LOA)
        [ ] QCC Ordered                                             [ ] QCC Ordered

Site: QCC Dallas                                            Site: QCC Chicago
      ------------------------------------------------            ------------------------------------------------
Address: 2323 Bryan Street                                  Address: 20 North Wacker Ste. 656 & 614
         ---------------------------------------------               ---------------------------------------------
City: Dallas          State: TX       Zip: 75201            City: Chicago         State: IL       Zip:
      ---------------        --------      -----------            ---------------        --------      -----------
Ops. Contact:                        Phone:                 Ops. Contact:                         Phone:
              ----------------------        ----------                    ----------------------         ---------
Alternate:                 Phone:                           Alternate:                 Phone:
           ---------------        --------------------                 ---------------        --------------------
ACCESS PROVIDER:                                            ACCESS PROVIDER: MFS
                ----------------                                            ----------------
QCC REQUIRES 5 WORKING DAYS FROM RECEIPT OF                 QCC REQUIRES 5 WORKING DAYS FROM RECEIPT OF
DLR TO COMPLETE CIRCUIT INSTALLATION.                       DLR TO COMPLETE CIRCUIT INSTALLATION.
Special Remarks/Comments: Use existing CRL COAX next        Special Remarks/Comments: Please provide MFS CFA for
pair available.                                             customer to order IXC cross connect

                               SIGNATURE/APPROVAL

This Service Order is subject to and governed by the terms and conditions set forth in Customer's Private Line Service Agreement. Your signature acknowledges that you have read, understand and accept such terms and conditions and that you are duly authorized to execute and deliver this Service Order. This Service Order shall not become a valid and binding obligation of Qwest until this Service Order has been executed by an authorized representative of Qwest.


For Customer By: Philip Burkhart        For Qwest By:
                 ---------------                      --------------------------

Signature: /s/ PHILIP BURKHART          Signature:
           ---------------------                   -----------------------------
Title: V.P./G.M.                        Title:
       -------------------------               ---------------------------------


[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.

[QWEST LOGO}                                                    CARRIER SERVICES
                                                   PRIVATE LINE -- SERVICE ORDER


Customer Order Number
                      -----------------
Order Date: 6/9/98  Requested Due Date: ASAP   Sales Person: Collins
            -------                     ------                ------------------

                              BILLING INFORMATION
Function Code: [X] New   [ ] Change  [ ] Revision  [ ] Supplement [ ] Disconnect
Expedite: [ ] Yes  [ ] No Charge ** per circuit Approval - Customer Initial
                                                                           --
EXPEDITE FEE WILL NOT BE WAIVED.
Contract Term: [X] 12M  [ ] 24M  [ ] 36M  [ ] 48M  [ ] 60M

Customer Name  CRL Network Services               Cust. #:
              -----------------------------------          ---------------------
Billing Address  One Kearny St. Ste. 1450
                ----------------------------------------------------------------
City:  San Francisco             State: CA                Zip: 94108
      --------------------------        -----------------      -----------------
Billing Contact: Robyn Raschke   Phone: 415-837-5300      Fax: 415-392-9000
                 ---------------        -----------------      -----------------
Order Contact: Chris             Phone: 510-728-7000      Fax: 510-728-7001
               -----------------        -----------------      -----------------

                                                        SERVICE INFORMATION
Service                City           City
 Type     V&H       Originating    Terminating         Qty.      Unit MRC       Total MRC      Unit NRC       Total NRC
------------------------------------------------------------------------------------------------------------------------
 DS-3      659         DEN             DLS               1          **              **             **             **
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

ORIGINATING ACCESS TYPE                                     TERMINATING ACCESS TYPE
Access: [ ] Cust. Ordered (CFA/LOA)                         Access: [ ] Cust. Ordered (CFA/LOA)
        [ ] QCC Ordered                                             [ ] QCC Ordered

Site: QCC Denver                                            Site: QCC Dallas
      ------------------------------------------------            ------------------------------------------------
Address: 910 15th Street Ste. 200                           Address: 2323 Bryan Street
         ---------------------------------------------               ---------------------------------------------
City: Denver          State: CO       Zip: 80202            City: Dallas          State: TX       Zip: 75201
      ---------------        --------      -----------            ---------------        --------      -----------
Ops. Contact:                        Phone:                 Ops. Contact:                        Phone:
              ----------------------        ----------                    ----------------------        ----------
Alternate:                 Phone:                           Alternate:                  Phone:
           ---------------        --------------------                 ---------------        --------------------
ACCESS PROVIDER:                                            ACCESS PROVIDER:
                 ----------------                                            ----------------
QCC REQUIRES 5 WORKING DAYS FROM RECEIPT OF                 QCC REQUIRES 5 WORKING DAYS FROM RECEIPT OF
DLR TO COMPLETE CIRCUIT INSTALLATION.                       DLR TO COMPLETE CIRCUIT INSTALLATION.
Special Remarks/Comments: Use existing CRL COAX next        Special Remarks/Comments: Use existing CRL COAX next
pair available.                                             pair available.

6/9/98.

                               SIGNATURE/APPROVAL

This Service Order is subject to and governed by the terms and conditions set forth in Customer's Private Line Service Agreement. Your signature acknowledges that you have read, understand and accept such terms and conditions and that you are duly authorized to execute and deliver this Service Order. This Service Order shall not become a valid and binding obligation of Qwest until this Service Order has been executed by an authorized representative of Qwest.

For Customer By: Philip Burkhart        For Qwest By:
                 ---------------                      --------------------------
Signature: /s/ PHILIP BURKHART          Signature:
           ---------------------                   -----------------------------
Title: V.P./G.M.                        Title:
       -------------------------               ---------------------------------

[**] Pursuant to a request for confidential treatment, price information in this document has been omitted and separately filed with the Securities and Exchange Commission.